Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Seritage Growth Properties, a Maryland real estate investment trust (the “Company”), on Form 10-Q for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission (the “Report”), I, Adam Metz, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adam Metz
Adam Metz President and Chief Executive Officer (Principal Executive Officer) August 14, 2026

A signed original of this written statement required by Section 906 has been provided to Seritage Growth Properties and will be retained by Seritage Growth Properties and furnished to the Securities and Exchange Commission or its staff upon request.